UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2010

ClearPoint Business Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51200	30-0429020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA 18914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 997-7710

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 24, 2010, ClearPoint Business Resources, Inc. (the “Company”) issued a press release regarding the Company’s plan to voluntarily discontinue the quotation of its common stock on The OTC Bulletin Board and deregister its common stock under the Securities Exchange Act of 1934, as amended.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 24, 2010

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ John G. Phillips
Name:	John G. Phillips
Title:	Chief Financial Officer

Date:  March 24, 2010

S-1

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 24, 2010

E-1